EXHIBIT 10.9


                             ST. JUDE MEDICAL, INC.
                                 2000 STOCK PLAN



SECTION       CONTENTS                                                      PAGE
-------       --------                                                      ----
  1.          General Purpose of Plan; Definitions ......................     1

  2.          Administration ............................................     3

  3.          Stock Subject to Plan .....................................     4

  4.          Eligibility ...............................................     4

  5.          Stock Options .............................................     5

  6.          Transfer, Leave of Absence, etc. ..........................     9

  7.          Restricted Stock ..........................................     9

  8.          Amendments and Termination ................................    11

  9.          Unfunded Status of Plan ...................................    11

  10.         General Provisions ........................................    11

  11.         Effective Date of Plan ....................................    12


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                             ST. JUDE MEDICAL, INC.
                                 2000 STOCK PLAN


         SECTION 1. General Purpose of Plan; Definitions.

         The name of this plan is the St. Jude Medical, Inc. 2000 Stock Plan (the "Plan"). The purpose of the Plan is to enable St. Jude Medical, Inc. and its Subsidiaries (hereinafter, the "Company") to retain and attract executives and other key employees, non-employee directors and consultants who contribute to the Company's success by their ability, ingenuity and industry, and to enable such individuals to participate in the long-term success and growth of the Company by giving them a proprietary interest in the Company.

         For purposes of the Plan, the following terms shall be defined as set forth below:

         a. "Board" means the Board of Directors of the Company as it may be comprised from time to time.

         b. "Cause" means a felony conviction of a participant or the failure of a participant to contest prosecution for a felony, willful misconduct, dishonesty or intentional violation of a statute, rule or regulation, any of which, in the judgment of the Company, is harmful to the business or reputation of the Company.

         c. "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute.

         d. "Committee" means the Committee referred to in Section 2 of the Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board, unless the Plan specifically states otherwise.

         e. "Consultant" means any person, including an advisor, engaged by the Company, the Parent Corporation or a Subsidiary of the Company to render services and who is compensated for such services and who is not an employee of the Company, the Parent Corporation or any Subsidiary of the Company. A Non-Employee Director may serve as a Consultant.

         f. "Continuous Status as an Employee or Consultant" shall mean the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Administrator, provided that such leave of absence is for a period of 90 days or less, unless reemployment after such leave of absence is guaranteed by contract or statute.

         g. "Company" means St. Jude Medical, Inc., a corporation organized under the laws of the State of Minnesota (or any successor corporation).


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         h. "Disability" means permanent and total disability as determined by the Committee.

         i. "Early Retirement" means retirement, with consent of the Committee at the time of retirement, from active employment with the Company and any Subsidiary or Parent Corporation of the Company.

         j. "Fair Market Value" of Stock on any given date shall be determined by the Committee as follows: (a) if the Stock is listed for trading, on the New York Stock Exchange or one of more national securities exchanges, the last reported sales price on the New York Stock Exchange or such principal exchange on the date in question, or if such Stock shall not have been traded on such principal exchange on such date, the last reported sales price on the New York Stock Exchange or such principal exchange on the first day prior thereto on which such Stock was so traded; or (b) if (a) is not applicable, by any means fair and reasonable by the Committee, which determination shall be final and binding on all parties.

         k. "Incentive Stock Option" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

         l. "Non-Employee Director" means a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3) under the Securities Exchange Act of 1934.

         m. "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option, and is intended to be and is designated as a "Non-Qualified Stock Option" or an Incentive Stock Option that ceases to so quality due to an amendment to such Stock Option.

         n. "Normal Retirement" means retirement from active employment with the Company and any Subsidiary or Parent Corporation of the Company on or after age 65.

         o. "Outside Director" means a Director who: (a) is not a current employee of the Company or any member of an affiliated group which includes the Company; (b) is not a former employee of the Company who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year; (c) has not been an officer of the Company; (d) does not receive remuneration from the Company, either directly or indirectly, in any capacity other than as a director, except as otherwise permitted under Code
Section 162(m) and regulations thereunder. For this purpose, remuneration includes any payment in exchange for good or services. This definition shall be further governed by the provisions of Code Section 162(m) and regulations promulgated thereunder.

         p. "Parent Corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of the corporations (other than the Company) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.


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         q. "Restricted Stock" means an award of shares of Stock that are subject to restrictions under Section 7 below.

         r. "Retirement" means Normal Retirement or Early Retirement.

         s. "Stock" means the Common Stock of the Company.

         t. "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5 below.

         u. "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

         SECTION 2. Administration.

         The Plan shall be administered by the Board of Directors or by a Committee appointed by the Board of Directors of the Company consisting of at least two Directors, all of whom shall be Outside Directors and Non-Employee Directors, who shall serve at the pleasure of the Board.

         The Committee shall have the power and authority to grant to eligible employees or Consultants, pursuant to the terms of the Plan: (i) Incentive Stock Options, (ii) Non-Qualified Stock Options, and (iii) Restricted Stock.

         In particular, the Committee shall have the authority:

                  (i) to select the officers and other key employees of the Company and its Subsidiaries and other eligible persons to whom Stock Options or Restricted Stock may from time to time be granted hereunder;

                  (ii) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options or Restricted Stock or a combination of each, are to be granted hereunder;

                  (iii) to determine the number of shares to be covered by each such award granted hereunder;

                  (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, any restriction on any Stock Option or other award and/or the shares of Stock relating thereto), which authority shall be exclusively vested in the Committee (and not the Board); provided, however, that in the event of a merger or asset sale, the applicable provisions of Sections 5(c) of the Plan shall govern the acceleration of the vesting of any Stock Option;


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                  (v) to determine whether, to what extent and under what
         circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant.

         The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. The Committee may delegate to the President and/or Chief Executive Officer of the Company the authority to exercise the powers specified in (i), (ii), (iii), (iv) and (v) above with respect to persons who are not either the chief executive officer of the Company or the four highest paid officers of the Company other than the chief executive officer.

         All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.

         SECTION 3. Stock Subject to Plan.

         The total number of shares of Stock reserved and available for distribution under the Plan shall be 5,000,000. Such shares may consist, in whole or in part, of authorized and unissued shares. If any shares that have been optioned cease to be subject to Stock Options, or if any shares that have been optioned are forfeited, such shares shall again be available for distribution in connection with future awards under the Plan.

         In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, other change in corporate structure affecting the Stock, or spin-off or other distribution of assets to shareholders, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, and in the number and option price of shares subject to outstanding options granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number.

         SECTION 4. Eligibility.

         Officers, other key employees of the Company or any Parent Corporation or Subsidiary, members of the Board of Directors, and Consultants who are responsible for or contribute to the management, growth and profitability of the business of the Company and its Subsidiaries are eligible to be granted Stock Options under the Plan. The optionees and participants under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible, and the Committee shall determine, in its sole discretion, the number of shares covered by each award.

         Notwithstanding the foregoing, no person shall receive grants of Stock Options under this Plan which exceed 500,000 shares during any fiscal year of the Company.


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         SECTION 5. Stock Options.

         Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

         The Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. No Incentive Stock Options shall be granted under the Plan after March 7, 2010.

                  The Committee shall have the authority to grant any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of options. To the extent that any option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.

         Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code. The preceding sentence shall not preclude any modification or amendment to an outstanding Incentive Stock Option, whether or not such modification or amendment results in disqualification of such Stock Option as an Incentive Stock Option, provided the optionee consents in writing to the modification or amendment.

        Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

        (a) Option Price. The option price per share of Stock purchasable under a Stock Option shall be no less than 100% of Fair Market Value on the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the option price shall be no less than 110% of Fair Market Value of the Stock on the date the option is granted. The Committee may not reprice options without shareholder approval.

        (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than eight years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five years from the date of grant.


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        (c) Exercisability. Stock Options shall be exercisable at such time or times as determined by the Committee at or after grant, subject to the restrictions stated in Section 5(b) above. If the Committee provides, in its discretion, that any option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time. Notwithstanding anything contained in the Plan to the contrary, the Committee may, in its discretion, extend or vary the term of any Stock Option or any installment thereof, whether or not the optionee is then employed by the Company, if such action is deemed to be in the best interests of the Company; provided, however, that in the event of a merger or sale of assets, the provisions of this Section 5(c) shall govern vesting acceleration. Notwithstanding the foregoing, unless the Stock Option provides otherwise, any Stock Option granted under this Plan shall be exercisable in full, without regard to any installment exercise provisions, for a period specified by the Committee, but not to exceed sixty
(60) days, prior to the occurrence of any of the following events: (i) dissolution or liquidation of the Company other than in conjunction with a bankruptcy of the Company or any similar occurrence, (ii) any merger, consolidation, acquisition, separation, reorganization, or similar occurrence, where the Company will not be the surviving entity or (iii) the transfer of substantially all of the assets of the Company or 50% or more of the outstanding Stock of the Company.

        The grant of an option pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

        (d) Method of Exercise. Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by check, or by any other form of legal consideration deemed sufficient by the Committee and consistent with the Plan's purpose and applicable law, including promissory notes or a properly executed exercise notice together with irrevocable instructions to a broker acceptable to the Company to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price. As determined by the Committee at the time of grant or exercise, in its sole discretion, payment in full or in part may also be made in the form of Stock already owned by the optionee (which in the case of Stock acquired upon exercise of an option have been owned for more than six months on the date of surrender) or, in the case of the exercise of a Non-Qualified Stock Option (based, in each case, on Fair Market Value of the Stock on the date the option is exercised, as determined by the Committee), provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares may be authorized only at the time the option is granted, and provided further that in the event payment is made in the form of shares of restricted stock under another plan of the Company, the optionee will receive a portion of the option shares in the form of, and in an amount equal to, the restricted stock tendered as payment by the optionee. If the terms of an option so permit, an optionee may elect to pay all or part of the option exercise price by having the Company withhold from the shares of Stock that would otherwise be issued upon exercise that number of shares of Stock having a Fair Market Value equal to the aggregate option exercise price for the shares with respect to which such election is made. No shares of Stock


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shall be issued until full payment therefor has been made. An optionee shall generally have the rights to dividends and other rights of a shareholder with respect to shares subject to the option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in paragraph (a) of Section 9.

        (e) Non-transferability of Options. No Incentive Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all such Incentive Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee. Non-Qualified Stock Options may be transferred by gift, without consideration, by the optionee under a written instrument acceptable to the Committee, to a member of the optionee's family, as defined in Section 267 of the Code, or to a trust or similar entity whose sole beneficiaries are the optionee and/or members of the optionee's family; provided, however, that such transfer and the exercise thereof shall not violate any federal or state securities laws. Upon the transfer, the donee shall have all rights of the optionee and shall be subject to all the terms and conditions imposed on such Options.

        (f) Termination by Death. If an optionee's employment by the Company and any Subsidiary or Parent Corporation terminates by reason of death, any Stock Option may thereafter be exercised, to the extent then exercisable, by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, but may not be exercised after twelve months from the date of such death or the expiration of the stated term of the option, whichever period is shorter. In the event of termination of employment by reason of death, if, pursuant to its terms, any Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, the option will thereafter be treated as a Non-Qualified Stock Option.

        (g) Termination by Reason of Disability. If an optionee's employment by the Company and any Subsidiary or Parent Corporation terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability, but may not be exercised after twelve months from the date of such termination of employment or the expiration of the stated term of the option, whichever period is the shorter. In the event of termination of employment by reason of Disability, if, pursuant to its terms, any Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, the option will thereafter be treated as a Non-Qualified Stock Option.

        (h) Termination by Reason of Retirement. If an optionee's employment by the Company and any Subsidiary or Parent Corporation terminates by reason of Retirement, any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Retirement, but may not be exercised after thirty-six months from the date of such termination of employment or the expiration of the stated term of the option, whichever period is the shorter. In the event of termination of employment by reason of Retirement, if, pursuant to its terms, any Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, the option will thereafter be treated as a Non-Qualified Stock Option.


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        (i) Other Termination. If an optionee's Continuous Status as an Employee or Consultant terminates (other than upon the optionee's death, Disability or Retirement), any Stock Option held by such optionee may thereafter be exercised to the extent it was exercisable at the time of such termination, but may not be exercised after 90 days after such termination, or the expiration of the stated term of the option, whichever period is the shorter. In the event of termination of employment by reason other than death, Disability or Retirement and if pursuant to its terms any Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, the option will thereafter be treated as a Non-Qualified Stock Option. In the event an Optionee's employment with the Company is terminated for Cause, all unexercised Options granted to such Optionee shall immediately terminate.

        (j) Annual Limit on Incentive Stock Options. The aggregate Fair Market Value (determined as of the time the Stock Option is granted) of the Common Stock with respect to which an Incentive Stock Option under this Plan or any other plan of the Company and any Subsidiary or Parent Corporation is exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.

         (k) Grants of Stock Options to Non-Employee Directors. Each Non-Employee Director who, after March 8, 2000 is (i) elected, re-elected or serving an unexpired term as a Director of the Company at any annual meeting of holders of the common Stock of the Company; or (ii) elected as a Director of the Company at any special meeting of holders of common Stock of the Company, shall, as of the date of such election, re-election or annual or special meeting, automatically be granted a Stock Option to purchase 3,000 shares of Stock at an option price per share equal to 100% of Fair Market Value of the Company's Stock on such date. In the case of a special meeting, the action of the holders of shares in electing a Non-Employee Director shall constitute the granting of the Stock Option to such Director and, in the case of an annual meeting, the action of the holders of shares in electing or re-electing a Non-Employee Director shall constitute the granting of the Stock Option to such Director and to any other Non-Employee Director who shall be designated as serving an unexpired term as a Director of the Company in the notice or proxy materials for the meeting; and the date when the holders of shares shall take such action shall be the date of grant of the Stock Option. All such Options shall be designated as Non-Qualified Stock Options and shall be subject to the same terms and provisions as are then in effect with respect to the grant of Non-Qualified Stock Options to officers and key employees of the Company, except that (1) the term of each such Option shall be equal to eight years, which term, notwithstanding the provisions in Section 5(i), shall not expire upon the termination of service as a Director; and (2) the Option shall become exercisable beginning six months after the date the Option is granted. Upon termination of such Director's service as a Director of the Company, the unvested portion of an Option held by such Director shall not thereafter be exercisable. Subject to the foregoing, all provisions of this Plan not inconsistent with the foregoing shall apply to Options granted pursuant to this
Section 5(k), except that any Options granted to a Non-Employee Director shall be administered in accordance with the terms of this Plan solely by the Board of Directors and not by the Committee. Options issued under this Section 5(k) shall be in lieu of and in substitution for any


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new awards of Options in accordance with the St. Jude Medical, Inc. 1997 Stock
Option Plan from and after March 8, 2000. Nothing herein shall limit the right of the Board of Directors to issue Stock Options to any Non-Employee Director under the terms of this Plan in addition to those provided for under this
Section 5(k), provided that no Non-Employee Director shall be granted Stock Options under this Plan, including the Options awarded under this Section 5(k), in excess of 5,000 shares in any calendar year.

         SECTION 6. Transfer, Leave of Absence, etc.

         For purposes of the Plan, the following events shall not be deemed a termination of employment:

         (a) a transfer of an employee from the Company to a Parent Corporation or Subsidiary, or from a Parent Corporation or Subsidiary to the Company, or from one Subsidiary to another;

         (b) a leave of absence, approved in writing by the Committee, for military service or sickness, or for any other purpose approved by the Company if the period of such leave does not exceed ninety (90) days (or such longer period as the Committee may approve, in its sole discretion); and

         (c) a leave of absence in excess of ninety (90) days, approved in writing by the Committee, but only if the employee's right to reemployment is guaranteed either by a statute or by contract, and provided that, in the case of any leave of absence, the employee returns to work within 30 days after the end of such leave.

         SECTION 7. Restricted Stock.

         (a) Administration. Up to 50,000 shares of Restricted Stock may be issued either alone or in addition to other awards granted under the Plan. The Committee shall determine the officers and key employees of the Company and Subsidiaries to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the time or times within which such awards may be subject to forfeiture, and all other conditions of the awards. The Committee may also condition the grant of Restricted Stock upon the attainment of specified performance goals. The provisions of Restricted Stock awards need not be the same with respect to each recipient.

         (b) Awards and Certificates. The prospective recipient of an award of shares of Restricted Stock shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the then applicable terms and conditions.

                  (i) Each participant shall be issued a stock certificate in respect of shares of Restricted Stock awarded under the Plan. Such certificate shall be registered in the

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         name of the participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

                           "The transferability of the certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the St. Jude Medical, Inc. 2000 Stock Plan and an Agreement entered into between the registered owner and the Company.

                  (ii) The Committee shall require that the stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the participant shall have delivered a stock power endorsed in blank, relating to the Stock covered by such award.

         (c) Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to the Plan shall be subject to the following restrictions and conditions:

                  (i) Subject to the provisions of this Plan and the award agreement, during a period set by the Committee commencing with the date of such award (the "Restriction Period"), the participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded under the Plan. Within these limits, the Committee may provide for the lapse of such restrictions in installments where deemed appropriate.

                  (ii) Except as provided in paragraph (c) (i) of this Section 7, the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the shares and the right to receive any cash dividends. The Committee, in its sole discretion, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional shares of Restricted Stock to the extent shares are available under Section 3. Certificates for shares of unrestricted Stock shall be delivered to the grantee promptly after, and only after, the period of forfeiture shall have expired without forfeiture in respect of such shares of Restricted Stock.

                  (iii) Subject to the provisions of the award agreement and paragraph (c) (iv) of this Section 7, upon termination of employment for any reason during the Restriction Period, all shares still subject to restriction shall be forfeited by the participant.

                  (iv) In the event of special hardship circumstances of a participant whose employment is terminated (other that for Cause), including death, Disability or Retirement, or in the event of an unforeseeable emergency of a participant still in service, the Committee may, in its sole discretion, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to such participant's shares of Restricted Stock.


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


                  (v) Notwithstanding the foregoing, all restrictions with respect to any participant's shares of Restricted Stock shall lapse, on the date determined by the Committee, prior to, but in no event more that sixty (60) days prior to, the occurrence of any of the following events: (i) dissolution or liquidation of the Company, other than in conjunction with a bankruptcy of the Company or any similar occurrence,
         (ii) any merger, consolidation, acquisition, separation, reorganization, or similar occurrence, where the Company will not be the surviving entity or (iii) the transfer of substantially all of the assets of the Company or 50% or more of the outstanding Stock of the Company.

         SECTION 8.  Amendments and Termination.

         The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made (i) which would impair the rights of an optionee or participant under a Stock Option theretofore granted, without the optionee's or participant's consent, or (ii) which without the approval of the shareholders of the Company would cause the Plan to no longer comply with Rule 16b-3 under the Securities Exchange Act of 1934, Section 422 of the Code or any other regulatory requirements.

         The Committee may amend the terms of any award or option theretofore granted, prospectively or retroactively to the extent such amendment is consistent with the terms of this Plan, but no such amendment shall impair the rights of any holder without his or her consent except to the extent authorized under the Plan. However, the Committee may not reprice options, either by lowering the exercise price of outstanding options or canceling outstanding options and granting replacement options with lower exercise prices, without shareholder approval.

         SECTION 9. Unfunded Status Of Plan.

         The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to awards hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

         SECTION 10. General Provisions.

         (a) The Committee may require each person purchasing shares pursuant to a Stock Option under the Plan to represent to and agree with the Company in writing that the optionee is


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acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

         All certificates for shares of Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         (b) Nothing contained in this Plan shall prevent the Board of Directors from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company, Parent Corporation or a Subsidiary to terminate the employment of any of its employees at any time.

         (c) Each participant shall, no later than the date as of which any part of the value of an award first becomes includible as compensation in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company, Parent Corporation and a Subsidiary shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant. With respect to any award under the Plan, if the terms of such award so permit, a participant may elect by written notice to the Company to satisfy part or all of the withholding tax requirements associated with the award by (i) authorizing the Company to retain from the number of shares of Stock that would otherwise be deliverable to the participant, or (ii) delivering to the Company from shares of Stock already owned by the participant, that number of shares having an aggregate Fair Market Value equal to part or all of the tax payable by the participant under this Section 9(c). Any such election shall be in accordance with, and subject to, applicable tax and securities laws, regulations and rulings.

         SECTION 11.  Effective Date of Plan

         The Plan shall be effective on March 8, 2000 (the date of approval by the Board of Directors), subject to the approval by shareholders of the Company. If the Plan is not so approved by the shareholders on or before one year after this Plan's adoption by the Board of Directors, this Plan shall not come into effect. The offering of the shares hereunder shall be also


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


subject to the effecting by the Company of any registration or qualification of the shares under any federal or state law or the obtaining of the consent or approval of any governmental regulatory body which the Company shall determine, in its sole discretion, is necessary or desirable as a condition to or in connection with, the offering or the issue or purchase of the shares covered thereby. The Company shall make every reasonable effort to effect such registration or qualification or to obtain such consent or approval.




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